SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported) November 24, 1998



                        PATAPSCO VALLEY BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)




         Maryland                      0-24887                   52-1996620
(State or other Jurisdiction    (Commission file Number)   (IRS Employer Identi-
     of incorporation)                                       fication No.)



              8593 Baltimore National Pike, Ellicott City, MD 21043
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 465-0900




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)









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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On November 23, 1998, Patapsco Valley Bancshares, Inc., parent company of Commercial and Farmers Bank (the "Bank"), announced that C & F Insurance Agency, Inc., a Bank subsidiary, signed a letter of intent to acquire the assets of the Ellicott City branch of Fowler & Seidl, Inc. and Center for Insurance and Related Services, a full line independent insurance agency. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PATAPSCO VALLEY BANCSHARES, INC.



Date:  November 24, 1998                       By: /s/ John S. Whiteside
                                                   -----------------------------
                                                   John S. Whiteside
                                                   President and CEO



F6639.641



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                                  EXHIBIT INDEX



Exhibit
Number            Description of Exhibit
------            ----------------------

99.1              Press Release




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